INTERIM CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	6 Months Ended
	Jun. 30, 2014	Jun. 30, 2013
Net income (loss)	$ (324)	$ 512
Other comprehensive income (“OCI”), related to:
Gain on derivatives recognized in OCI	0	934
Gain on derivatives (effective portion) recognized in income	0	(891)
Other comprehensive income, related to unrealized gains on cash flow hedges	0	43
Total comprehensive income (loss)	$ (324)	$ 555